UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2018
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Dell Technologies Inc. (“Dell”) continues to evaluate potential business opportunities, including a potential public offering of shares of DHI Common Stock of Dell, a potential business combination between Dell and VMware, Inc. (“VMware”) and a potential conversion of shares of Class V Common Stock of Dell into shares of DHI Common Stock of Dell.  Dell is also considering maintaining the status quo.  The potential business opportunities currently being evaluated by Dell do not include the sale to a third party of Dell or VMware.

In connection with this review of potential business opportunities, the Dell Board of Directors previously established a Special Committee comprised of two independent directors, Messrs. David Dorman and William Green.  The Special Committee is empowered to act solely in the interests of the holders of Class V Common Stock.  Any business opportunity that would require that the Class V Common Stock be modified, converted or exchanged other than pursuant to the existing terms of Dell’s certificate of incorporation would be irrevocably conditioned on both the unanimous approval of the Special Committee and the affirmative vote of a majority of the outstanding shares of Class V Common Stock held by unaffiliated shareholders. The Special Committee has retained Evercore Group L.L.C. (“Evercore”) as its financial advisor, and Evercore may seek to contact investors in the Class V Common Stock to solicit their perspectives.

Dell has not determined which, if any, potential business opportunity to pursue and there can be no assurance that any potential business opportunity will be pursued, the terms thereof, or whether, if pursued, any such business opportunity would be consummated.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Special Note on Forward-Looking Statements:
Statements in this report that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933 and are based on Dell’s current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes.
Dell’s results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: competitive pressures; Dell’s reliance on third-party suppliers for products and components including reliance on single-source or limited-source suppliers; Dell’s ability to achieve favorable pricing from its vendors; adverse global economic conditions and instability in financial markets; Dell’s execution of its growth, business and acquisition strategies; the success of Dell’s cost efficiency measures; Dell’s ability to manage solutions and products and services transitions in an effective manner; Dell’s ability to deliver high-quality products and services; Dell’s foreign operations and ability to generate substantial non-U.S. net revenue; Dell’s product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell’s sales channel partners; access to the capital markets by Dell or its customers; weak economic conditions and additional regulation; counterparty default risks; the loss by Dell of any services contracts with its customers, including government contracts, and its ability to perform such contracts at its estimated costs; Dell’s ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions, cyberattacks, or other data security breaches; Dell’s ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; increased costs and additional regulations and requirements as a result of Dell’s operation as a public company; Dell’s ability to develop and maintain effective internal control over financial reporting; compliance requirements of changing environmental and safety laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; the impact of the financial performance of VMware; and the market volatility of Dell’s pension plan assets.
This list of risks, uncertainties, and other factors is not complete. Dell discusses some of these matters more fully, as well as certain risk factors that could affect the Dell’s business, financial condition, results of operations, and prospects, in its reports filed with the Securities and Exchange Commission, including Dell’s Annual Report on Form 10-K for the fiscal year ended February 2, 2018, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the Securities and Exchange Commission’s website at www.sec.gov. Any or all forward-looking statements Dell makes may turn out to be wrong and can be affected by inaccurate assumptions Dell might make or by known or unknown risks, uncertainties and other factors, including those identified in this report. Accordingly, you should not place undue reliance on the forward-looking statements made in this report, which speak only as of its date. Dell does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018	Dell Technologies Inc.
	By:	/s/ Janet Bawcom
Janet Bawcom Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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